SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: November 15, 2000

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


  United States                     0-26172                     58-1897792
  -------------                     -------                     ----------
 (State or other                  (Commission                  (IRS Employer
  jurisdiction                     File No.)                 Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
 (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5              Other Events.
                    -------------

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  October  2000  to  the  Series   1995-1
                    Certificateholders on November 15, 2000.

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  October  2000  to  the  Series   1996-1
                    Certificateholders on November 15, 2000.

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  October  2000  to  the  Series   2000-1
                    Certificateholders on November 15, 2000.

                                      - 1 -



Item 7(c).          Exhibits.
                    ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1995-1 Certificateholders Statement for the month of October 2000.

          99.2 Series 1996-1 Certificateholders Statement for the month of October 2000.

          99.3 Series 2000-1 Certificateholders Statement for the month of October 2000.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CIRCUIT CITY CREDIT CARD
                             MASTER TRUST


                             By:       FIRST NORTH AMERICAN
                                       NATIONAL BANK, as

                             Transferor and Servicer

                             By:
                                       Michael T. Chalifoux
                                       Chairman of the Board


Date:      November 15, 2000

                                       -2-


















                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                      CIRCUIT CITY CREDIT CARD MASTER TRUST






                                INDEX TO EXHIBITS

         Exhibit
         Number                      Exhibit

          99.1 Series 1995-1 Certificateholders Statement for the month of October 2000.


          99.2 Series 1996-1 Certificateholders Statement for the month of October 2000.


          99.3 Series 2000-1 Certificateholders Statement for the month of October 2000.